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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2006

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

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
                 0-18415                                   38-2830092
         (Commission File Number)              (IRS Employer Identification No.)
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
200 East Broadway, Mt. Pleasant, Michigan                    48858
(Address of principal executive offices)                   (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On October 6, 2006, IBT Bancorp, Inc. (IBT) filed a Current Report on Form 8-K reporting the consummation of the acquisition of The Farwell State Savings Bank by IBT's wholly-owned subsidiary, The Farmers State Bank of Breckenridge.

IBT indicated in such report that it would file certain financial information by amendment, as permitted under Item 9.01 of Form 8-K. The purpose of this amendment is to include the required financial information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

     The following audited historical financial statements of The Farwell State Savings Bank were previously filed as part of IBT Bancorp, Inc.'s Form S-4 filed with the Securities and Exchange Commission on June 30, 2006 (File No. 333-135565), and are incorporated into this Item 9.01(a) by reference:

          Report of Rehmann Robson, Independent Auditors

          Balance Sheet as of December 31, 2005

          Statement of Income for the Year ended December 31, 2005

          Statement of Comprehensive Income for the Year ended December 31, 2005

          Statement of Changes in Stockholders' Equity for the Year ended December 31, 2005

          Statement of Cash Flows for the Year ended December 31, 2005

          Notes to Financial Statements

     The interim unaudited financial statements of The Farwell State Savings Bank as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b) Pro forma financial information.

     Unaudited combined pro forma balance sheet of IBT Bancorp, Inc. and The Farwell State Savings Bank as of September 30, 2006 and unaudited combined pro forma statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(d) The following exhibits are included with this Report:

     2.1 Amended and Restated Agreement and Plan of Merger, dated May 2, 2006, among The Farmers State Bank of Breckenridge, The Farwell State Savings Bank and IBT Bancorp, Inc. (incorporated by reference to
          Exhibit 2.1 to IBT Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006).

     10.1 Employment Agreement dated October 3, 2006, between FSB Bank and Thomas Kedrowski (incorporated by reference to Exhibit 2.1 to IBT Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006).

     23.1 Consent of Rehmann Robson

     99.1 Press Release of IBT Bancorp, Inc. dated October 5, 2006 (incorporated by reference to Exhibit 99.1 to IBT Bancorp, Inc's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2006).

     99.2 Audited financial statements of The Farwell State Savings Bank as of December 31, 2005 and for the year then ended (incorporated by reference to IBT Bancorp, Inc.'s Form S-4 with the Securities and Exchange Commission on June 30, 2006 (File No. 333-135565)).

     99.3 Interim unaudited balance sheet of The Farwell State Savings Bank as of September 30, 2006 and unaudited statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the nine months ended September 30, 2006 and 2005.

     99.4 Unaudited combined pro forma balance sheet of IBT Bancorp, Inc. and The Farwell State Savings Bank as of September 30, 2006 and unaudited combined pro forma statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2006                IBT BANCORP, INC.


                                        By: /s/ Dennis P. Angner
                                            ------------------------------------
                                            Dennis P. Angner, President and
                                            Chief Executive Officer

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EXHIBIT INDEX

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
Exhibit Number   Description
--------------   -----------
Exhibit 23.1     Consent of Rehmann Robson

Exhibit 99.3 Interim unaudited balance sheet of The Farwell State Savings Bank as of September 30, 2006 and unaudited statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the nine months ended September 30, 2006 and 2005.

Exhibit 99.4 Unaudited combined pro forma balance sheet of IBT Bancorp, Inc. and The Farwell State Savings Bank as of September 30, 2006 and unaudited combined pro forma statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005.
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